UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2025

Daktronics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38747	46-0306862
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Daktronics Drive

Brookings, SD 57006

(Address of Principal Executive Offices, and Zip Code)

(605) 692-0200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 Par Value	DAKT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.	Material Modification to Rights of Security Holders.

At a Special Meeting of Shareholders (the “Special Meeting”) of Daktronics, Inc. (the “Company”) held on April 16, 2025, the Company’s shareholders approved a change in the Company’s state of incorporation from the State of South Dakota to the State of Delaware (the “Reincorporation”) pursuant to a plan of domestication (the “Plan of Conversion”). In accordance with South Dakota law and Delaware law, the Plan of Conversion includes the certificate of conversion and the certificate of incorporation that will govern the resulting Delaware corporation (the “Delaware Certificate of Conversion” and the “Delaware Certificate of Incorporation,” respectively) and an authorization to adopt the Bylaws of Daktronics, Inc., a Delaware Business Corporation Incorporated Under Delaware Law (the “Delaware Bylaws”), to conform to the requirements of the General Corporation Law of the State of Delaware.

On April 17, 2025 (the “Effective Date”), pursuant to the approval of the Reincorporation at the Special Meeting, the Company effected the Reincorporation by filing Articles of Charter Surrender (the “Articles of Surrender”) with the South Dakota Secretary of State and the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation with the Delaware Secretary of State. As used in this Current Report on Form 8-K (this “Report”), except as otherwise specified or unless the context otherwise indicates, references to the “Company” or its management or business at any time before the Effective Date refer to the entity previously incorporated in South Dakota (“Daktronics-South Dakota”), and references to such terms with respect to any time after the Effective Date refer to the resulting Delaware corporation (“Daktronics-Delaware”).

Beginning on the Effective Date:

•	The internal affairs of the Company ceased to be governed by South Dakota law and became subject to Delaware law.

•

Daktronics-Delaware was deemed to be the same entity as Daktronics-South Dakota, and all of the rights, privileges, and powers of Daktronics-South Dakota, and all property, real, personal, and mixed, and all debts due to Daktronics-South Dakota, as well as all other things and causes of action belonging to Daktronics-South Dakota, vested in Daktronics-Delaware.

•

All of the issued and outstanding shares of Daktronics-South Dakota’s common stock, no par value (the “Common Stock”), were automatically converted into issued and outstanding shares of common stock of Daktronics-Delaware without any action on the part of the Company’s shareholders.

•	Directors of the Company must be elected using a statutory voting procedure rather than cumulative voting.

•	A majority voting standard must be used in all uncontested elections of directors.

•

Long-term stockholders who have a significant ownership stake in the Company and meet other eligibility requirements may utilize “proxy access” to place a limited number of candidates in the Company’s proxy materials for election at an annual stockholders meeting.

•

The Company’s previous articles of incorporation and bylaws, filed with the South Dakota Secretary of State, were replaced by the Delaware Certificate of Incorporation and the Delaware Bylaws, respectively.

•

All rights of creditors and all liens upon any property of Daktronics-South Dakota were preserved unimpaired, and all debts, liabilities, and duties of Daktronics-South Dakota attached to Daktronics-Delaware and became enforceable against Daktronics-Delaware to the same extent as if said debts, liabilities, and duties had originally been incurred or contracted by it in its capacity as a corporation of the State of Delaware.

•	Daktronics-Delaware assumed the same legal name as Daktronics-South Dakota and will continue with the same officers and directors of Daktronics-South Dakota immediately prior to the Reincorporation.

•

The Company will continue to file periodic reports and other documents with the Securities and Exchange Commission (the “SEC”). The Reincorporation will not change the respective positions of the Company or its shareholders under federal securities laws.

•

Shares of Common Stock that were freely tradable prior to the Reincorporation continue to be freely tradable after the Reincorporation, and shares of Common Stock that were subject to restrictions prior to the Reincorporation continue to be subject to the same restrictions after the Reincorporation. For purposes of computing compliance with the holding period requirements of Rule 144 under the Securities Act of 1933, as amended, shareholders are deemed to have acquired the Daktronics-Delaware common stock on the date they originally acquired their shares of Common Stock.

•

Pursuant to the Plan of Conversion, all of Daktronics-South Dakota’s employee benefit and incentive plans became Daktronics-Delaware plans; and each option, equity award, or other right issued under such plans were automatically converted into an option, equity award, or right to purchase or receive the same number of shares of Daktronics-Delaware common stock, at the same price per share, upon the same terms, and subject to the same conditions as before the Reincorporation.

The foregoing description of the Reincorporation and the Plan of Conversion does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan of Conversion, a copy of which is filed herewith as Exhibit 2.1 and incorporated herein by reference. A more detailed description of the Plan of Conversion and the effects of the Reincorporation are set forth in Proposal 1 of the Company’s definitive proxy statement for the Special Meeting, as filed with the SEC on March 24, 2025 (the “Proxy Statement”), which description is incorporated in its entirety herein by reference. The Delaware Certificate of Conversion, the Delaware Certificate of Incorporation, the Delaware Bylaws, and the Articles of Surrender are also filed herewith as Exhibits 3.1, 3.2, 3.3, and 3.4, respectively, and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws.

As disclosed in Item 3.03 of this Report, on the Effective Date, the Company changed its state of incorporation from the State of South Dakota to the State of Delaware pursuant to the Plan of Conversion. As of the Effective Date, the rights of the Company’s stockholders began to be governed by Delaware law, the Delaware Certificate of Incorporation, and the Delaware Bylaws. The Delaware Certificate of Incorporation and the Delaware Bylaws are filed herewith as Exhibits 3.2 and 3.3, respectively, and are incorporated herein by reference. A more detailed description of the Delaware Certificate of Incorporation, Delaware Bylaws, and the changes in rights of the Company’s stockholders as a result of the Reincorporation is set forth in the Proxy Statement, which description is incorporated in its entirety herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

As of the close of business on March 6, 2025, the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting held on April 16, 2025, there were 52,337,125 shares of Common Stock outstanding and entitled to vote. At the Special Meeting, 40,589,043 shares of Common Stock, representing approximately 77.6% of all shares of Common Stock outstanding, were represented either in person or by proxy. At the Special Meeting, the Company’s shareholders voted upon and approved the two proposals as follows:

Proposal 1. Approval of the Reincorporation of the Company from the State of South Dakota to the State of Delaware. The shareholders approved Proposal 1. The results of the votes were as follows:

Number of Shares Voted
For	Against	Abstain	Broker Non-Votes
40,314,614	254,327	20,102	—

Proposal 2. Adjournment of the Special Meeting, If Necessary, to Solicit Additional Proxies If There Are Not Sufficient Votes in Favor of Proposal 1. Proposal 2 was approved by the shareholders but is no longer necessary and will not be enacted because there were sufficient votes in favor of Proposal 1. The results of the votes for Proposal 2 were as follows:

Number of Shares Voted
For	Against	Abstain	Broker Non-Votes
39,221,522	1,348,444	19,075	—

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Plan of Conversion of Daktronics, Inc., dated as of April 17, 2025.

3.1	Certificate of Conversion of Daktronics, Inc., as filed with the Delaware Secretary of State on April 17, 2025.

3.2	Certificate of Incorporation of Daktronics, Inc., as filed with the Delaware Secretary of State on April 17, 2025.

3.3	Bylaws of Daktronics, Inc., a Delaware Business Corporation Incorporated Under Delaware Law, dated as of April 17, 2025.

3.4	Articles of Charter Surrender of Daktronics, Inc., as filed with the South Dakota Secretary of State on April 17, 2025.

104	Cover page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DAKTRONICS, INC.

By:	/s/ Howard I. Atkins
Howard I. Atkins
Acting Chief Financial Officer (Principal Financial Officer)

Date: April 18, 2025

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